Exhibit 10.7

Translated Document

IT’S SIMPLE COPY

SANTIAGO MOMPÓ GIMENO N

OTARIO C/Correos, 13-2°

TLF. 96-353.05.35 FAX.

96-394.12.88 46002 - VALENCIA

AND DEED OF CHANGE OF SOLE PARTNER.--------------

GRANTED BY: The Company “SOLAR ROCKET, SL” UNIPERSONAL.-------------------------------------

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NUMBER TWO THOUSAND FIVE HUNDRED TWENTY (2,522/2013}.

In Valencia, my residence, twenty-nine from November two thousand and thirteen -----------------------------

Before me, SANTIAGO MOMPO GIMENO, Notary of this city and its Illustrious College. -----------------------

Appears: -----------------------

MR. ENRIQUE S ELVA BELLVIS, of legal age, married, businessman by profession, domiciled for the purposes of present granting at 46002-VALENCIA, calle Xativa, number 14, door 1-C.

Personal circumstances consist of their manfestations. -----------------------

I identify him by the identity document exhibited and reviewed. -----------------------

INTERVIE,in itscapacity as SOLE ADMINISTRATOR ofthe Mercantile Entity “SOLAR ROCKET, COMPANY LIMITED” UNIPERSONAL, domiciled at 46002-Valencia, Játiva street, number 14, 1°-C. -----------------------

Established for an indefinite period under the name of DISTRITECH SOLUTIONS, S.L., by means of a deed authorized by the Notary of Valencia, Mr. Jose Alicarte Domingo, dated September 18, 2013, protocol number 2,287. Changed its name to the current one by virtue of a deed authorized by the Notary of Valencia, Mr. Jose Alicarte Domingo, on October 7 of 2013, protocol number 2457. ---------------------

The corporate purpose of the entity is to:

“The acquisition, distribution, and sale of mate electrical and electronic rial for the development of renewable energy projects, such as panels solar, inverters, chargers, regulators, batteries and structures.”-----------------------

Registered the company in the Mercantile Registry of the Province of Valencia, volume 9686 general, folio 44, sheet number V-155.858, 1st inscription.

It is legitimized for this granting in under: -----------------------

1.- His position as Sole Administrator, appointed to said position for an indefinite period in the aforementioned deed of incorporation, which is duly registered in the Mercantile Registry, causing its registration 1st, whose authorized and registered copy I have in sight, Therefore, under my responsibility, in accordance with article 98 of Law 24/2001 of December 27, I judge. to the appearing party with sufficient representative powers for the purposes of granting this DEED OF CHANGE OF SOLE PARTNER, since it results in the appointment, term and acceptance of the position of said gentleman. ----------------------------------

The person appearing in the representation that he holds declares that his position has been in force and that the circumstances of the Company that he represents are those that have been stated herein, and have not changed.

It has, in my opinion, capacity and legitimacy to grant this deed on DECLARATION OF CHANGE OF SOLE PARTNER and, for this purpose, - ------------------------ - ---

GRANTS

FIRST.- CHANGE OF SINGLE PARTNER. The appearing party, as it intervenes, declares the change of sole partner of the company “SOLAR ROCKET, S.L.” UNIPERSONAL, and, for the purposes of the provisions of article 203.2 of the Mercantile Registry Regulations, declares that the Sole Shareholder of the company has become the company “CROCODILE INVESTMENT, SOCIEDAD LIMITADA” UNIPERSONAL,domiciled at 46002-Valencia, calle Xátiva number 14-lC, with C.I.F., number B-98584089, which today, and by Public Deed of Purchase and Sale of social shares authorized by the undersigned Notary Public prior to this with the immediately preceding protocol number, whose deed The parent company I have in view, acquired from MR. ENRIQUE SELVA BELLVIS, all of the three thousand (3,000) social shares into which the company’s capital stock is divided. ---------------------------------------

SECOND.- MR. ENRIQUE SELVA BELLVIS, as he intervenes, declares and certifies that, from the books and corporate documentation, particularly the Company’s Membership Registry Book, results in the change of Sole Member in the terms outlined above.

THIRD.- REGISTRATION APPLICATION.- Request the registration of this instrument in the Mercantile Registry.

LAW 10/2010, OF APRIL 28 , ON THE PREVENTION OF BLEACHING OF CAPITALES. --------------------------------

I, the Notary, expressly state that I will comply with the obligation to identify the beneficial owner imposed by Law 10/2010, of April 28, the result of which will be recorded in the Minutes authorized by me, today, after the Present. ----

SPECIAL CLAUSE ON PROTECTION OF DATA OF PERSONAL CHARACTER. -----------------------------------

In accordance with the provisions of Organic Law 15/1999, of December 13, on the Protection of Personal Data, the appearing party is informed and accepts the incorporation of their data into the automated files existing in my notarial office, which is they will be kept therein confidentially, without prejudice to mandatory referrals to Public Administrations as stipulated by Law. Its purpose is to prepare this public instrument, its billing and subsequent monitoring in the exercise of the functions of the notarial activity.-----------------------

GRANTING AND AUTHORIZATION.

I advise the appearing party of his right to read this waiving instrument in case. I, the notary, also read it to the appearing party, who agrees with it, grants and signs with me, the Notary, that I certify as soon as it comes from everything consigned in this public instrument, extended on three pages of exclusive notarial paper, numbers the present and its two previous ones in consecutive order.

There is the signature of the appearing party = Signed.-

SANTIAGO MOMPÓ GIMENO = Initialed and sealed.

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